SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 30, 2003
                                                        ----------------

                          FRANKLIN ELECTRIC CO., INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)

           INDIANA                          0-362              35-0827455
           -------                          -----              ----------
  (STATE OR OTHER JURISDICTION OF       (COMMISSION         (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NO.)

         400 EAST SPRING STREET
           BLUFFTON, INDIANA                                  46714
           -----------------                                  -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                (260) 824-2900
                                --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
































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Item 5.  Other Events
---------------------

Pursuant to a stock repurchase program authorized by the Board of Directors of Franklin Electric Co., Inc. (the "Registrant"), on January 30, 2003, the Registrant purchased 150,000 shares of its Common Stock in a privately negotiated transaction with William H. Lawson, the Registrant's Chairman, Chief Executive Officer and President, at a purchase price of $51.08 per share. All repurchased shares were retired. The Company has remaining authority to purchase an additional 501,753 shares under its stock repurchase program.



                                    SIGNATURES
                                    ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date   January 30, 2003          By  /s/ Gregg C. Sengstack
      -------------------          -----------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President and Chief Financial
                                    Officer (Principal Financial
                                    and Accounting Officer)




















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